UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 17, 2017

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On November 17, 2017, H.B. Fuller Company (the “Company”, “we”, “us” or “our”) entered into Amendment No. 2 (the “Amendment”) to our Credit Agreement, dated as of April 12, 2017 (as amended by Amendment No. 1 to Credit Agreement, dated as of September 29, 2017, and as further amended or otherwise modified prior to the Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Amendment is referred to herein as the “Credit Agreement” ) with JPMorgan Chase Bank, N.A., as administrative agent and various other financial institutions party thereto as lenders.

The Amendment amends the Existing Credit Agreement to, among other things, implement certain updates in light of the final terms and conditions set forth in the Term Loan Credit Agreement we entered into on October 20, 2017 (the “Term Loan Agreement”) with Morgan Stanley Senior Funding, Inc., as administrative agent and the various other financial institutions party thereto as lenders, including adjusting the initial interest rate spread that we pay on LIBOR and prime rate loans by 0.25%. The provisions for interest after the initial interest period are not affected by the Amendment. The Amendment also conforms certain provisions of the Credit Agreement to the Term Loan Agreement.

A copy of the Amendment is attached hereto as an exhibit and expressly incorporated by reference herein. The foregoing descriptions are qualified in their entirety by reference to the actual terms of the Amendment and the Credit Agreement.

The foregoing descriptions and the copy of the Amendment have been included to provide information regarding the terms of the agreements. They are not intended to provide any other factual information about the Company. In particular, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

No.	Description

10.1	Amendment No. 2 to the Credit Agreement, dated as of November 17, 2017, by and among H.B. Fuller Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

Date: November 20, 2017	By:	/s/ John. J. Corkrean
John J. Corkrean
Executive Vice President and Chief Financial Officer